SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________________________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 11, 2010

Palomar Medical Technologies, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or other jurisdic- tion of incorporation)	0-22340 (Commission File Number)	04-3128178 (IRS Employer Identification Number)

15 Network Drive, Burlington, Massachusetts 01803
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (781) 993-2300

82 Cambridge Street, Burlington, Massachusetts 01803
(Former Name or Former Address, if Changed Since Last Report)

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

      On February 11, 2010, Palomar Medical Technologies, Inc. issued a press release announcing earnings for the fourth quarter ended December 31, 2009. A copy of the press release is attached hereto as Exhibit 99.1. This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under Securities Act of 1933, as amended, or the Exchange Act, except, as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

Number	Title

99.1	Press Release dated February 11, 2010 entitled “PALOMAR MEDICAL REPORTS FINANCIAL RESULTS FOR FOURTH QUARTER AND FISCAL YEAR 2009”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PALOMAR MEDICAL TECHNOLOGIES, INC.

By: /s/ Joseph P. Caruso —————————————— Chief Executive Officer and President
Date: February 11, 2010

EXHIBIT INDEX

Number	Title

99.1	Press Release dated February 11, 2010 entitled “ PALOMAR MEDICAL REPORTS FINANCIAL RESULTS FOR FOURTH QUARTER AND FISCAL YEAR 2009 ”